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                                                                    EXHIBIT 99.1

                                 CERTIFICATION(1)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), Kevin P. Corcoran, the President and Chief Executive Officer of Lynx Therapeutics, Inc. (the "Company"), and Edward C. Albini, the Chief Financial Officer of the Company, each hereby certifies that, to his knowledge:

1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002, to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the periods covered by the Periodic Report and the results of operations of the Company for the periods covered by the Periodic Report.

         This certification accompanies the Periodic Report pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         In Witness Whereof, the undersigned have set their hands hereto as of the 28th day of March, 2003.

/s/ Kevin P. Corcoran                                   /s/ Edward C. Albini
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Kevin P. Corcoran                                       Edward C. Albini
President and Chief Executive Officer                   Chief Financial Officer

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(1) A signed original of this written statement required by Section 906 has been provided to Lynx and will be retained by Lynx and furnished to the Securities and Exchange Commission or its staff upon request. This certification "accompanies" the Form 10-K to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any of Lynx's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of this Form 10-K), irrespective of any general incorporation language contained in such filing.